UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21596

MUNDOVAL FUNDS

(Exact name of registrant as specified in charter)

       7855 Ivanhoe Ave., Ste 210, La Jolla, CA            92037

(Address of principal executive offices)

              (Zip code)

Arthur Q. Johnson

Mundoval Funds

7855 Ivanhoe Ave., Ste 210, La Jolla, CA 92037

(Name and address of agent for service)

Registrant’s telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Mundoval Fund

	Schedule of Investments
	March 31, 2011 (Unaudited)

Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Beverages
12,500	Companhia de Bebidas das Americas **	$ 353,875
4,000	Diageo plc **	304,880
		658,755	5.42%

Biological Products (No Diagnostic Substances)
10,500	Gilead Sciences Inc. *	445,935	3.67%

Commercial Banks, NEC
32,000	Banco Santander, S.A. **	374,720	3.08%

Computer Communications Equipment
17,000	Cisco Systems Inc. *	291,550	2.40%

Computer Storage Devices
13,000	Western Digital Corp. *	484,770	3.99%

Drilling Oil & Gas Wells
5,000	Diamond Offshore Drilling Inc.	388,500	3.19%

Electronic & Other Electrical Equipment (No Computer Equipment)
19,000	General Electric Co.	380,950	3.13%

Electronic Computers
17,000	Dell Inc. *	246,670	2.03%

Fire, Marine & Casualty Insurance
9,000	The Allstate Corporation	286,020
6,000	The Travelers Companies, Inc.	356,880
		642,900	5.29%

Hospital & Medical Service Plans
6,000	WellPoint Inc. *	418,740	3.44%

Insurance Agents Brokers & Services
12,000	CNinsure Inc. **	155,520	1.28%

Life Insurance
27,000	Aegon NV *	202,500
27,852	ING Groep NV * **	353,999
		556,499	4.58%

National Commercial Banks
30,000	Bank of America Corporation	399,900
12,000	US Bancorp	317,160
		717,060	5.90%

Petroleum Refining
5,000	Exxon Mobil Corp.	420,650	3.46%

Pharmaceutical Preparations
8,000	AstraZeneca plc **	368,960
8,000	GlaxoSmithKline plc **	307,280
4,500	Johnson & Johnson	266,625
5,500	Novartis AG **	298,925
20,000	Pfizer Inc.	406,200
10,500	Sanofi-Aventis **	369,810
		2,017,800	16.58%

Reinsurance
12,000	Munich RE Group * **	189,240	1.56%

Retail - Family Clothing Stores
7,500	The TJX Companies, Inc.	372,975	3.07%

Savings Institution, Federally Chartered
6,000	HSBC Holdings plc **	310,800	2.56%

Services - Business Services, NEC
1,500	Mastercard Incorporated	377,580	3.10%

Services - Computer Programming, Data Processing, ETC.
600	Google Inc. Class A *	352,056	2.89%

Services - Educational
10,000	Apollo Group Inc. Class A *	417,100	3.43%

Services - Motion Picture & Video
10,000	Time Warner Inc.	357,000	2.94%

Services - Prepackaged Software
13,000	Microsoft Corp.	330,070	2.71%

Telecommunications
6,000	America Movil S.A.B. de C.V. **	348,600
15,000	France Telecom **	337,650
13,500	Telefonica SA **	340,470
		1,026,720	8.43%

Total for Common Stock (Cost - $11,583,539)		$ 11,934,560	98.13%

Money Market Funds
212,073	First American Treasury Obligation Fund Cl Y 0.00% ***	212,073	1.74%
	(Cost - $212,073)

	Total Investments	12,146,633	99.87%
	(Cost - $11,795,612)

	Other Assets in Excess of Liabilities	15,721	0.13%

	Net Assets	$ 12,162,354	100.00%

* Non-Income Producing Securities.
**ADR - American Depository Receipt.
*** Variable Rate Security; The Coupon Rate shown represents the rate at March 31, 2011.

NOTES TO FINANCIAL STATEMENTS

MUNDOVAL FUNDS

(Unaudited)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at March 31, 2011 was $11,795,612.

At March 31, 2011, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $1,455,311                   ($1,104,290)                                 ($351,021)

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book yearend accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken on the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$11,934,560	$0	$0	$11,934,560
Money Market Funds	$212,073	$0	$0	$212,073
Total	$12,146,633	$0	$0	$12,146,633

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the three month period ended March 31, 2011. There were no transfers into or out of Level 1 or Level 2 during the period ended March 31, 2011. It is the Fund’s policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDOVAL FUNDS

By: /s/ Arthur Q. Johnson

       Arthur Q. Johnson

       President

Date:      May 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Arthur Q. Johnson

       Arthur Q. Johnson

       President

Date:      May 23, 2011

By: /s/ Arthur Q. Johnson

       Arthur Q. Johnson

       Chief Financial Officer

Date:      May 23, 2011